Schwab Funds®	Summary Prospectus July 2, 2010

Schwab Fundamental US Small-Mid Company Index Fund

Ticker symbol SFSNX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at www.schwabfunds.com/prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, and other information about the fund are available from your financial intermediary.

The fund’s prospectus and SAI, both dated February 28, 2010, as amended July 2, 2010, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.

Investment objective

The fund seeks investment results that correspond generally (before fees and expenses) to the price and yield of the FTSE RAFI US Mid Small 1500 Index.1

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00

Annual fund operating expenses
(expenses that you pay each year as a % of the value of your investment)
Management fees	0.30
Distribution (12b-1) fees	None
Other expenses[1]	0.29

Total annual fund operating expenses[2]	0.59
Less expense reduction	(0.24)

Total annual fund operating expenses after expense reduction[2]	0.35

[1]	Restated to reflect current fees and expenses.
[2]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.35% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

 Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$36	$113	$197	$443

 Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal investment strategies

To pursue its goal, the fund primarily invests in stocks that are included in the FTSE RAFI US Mid Small 1500 Index (the “Index”). The Index is composed of approximately 1500 listed small and medium sized companies incorporated in the United States, ranked by four fundamental financial measures of size: sales, cash flows, book value and dividends. An overall weight is calculated for each company by equally weighting each fundamental measure. Each of the companies in the Index is assigned a weight equal to its fundamental weight. The Index is rebalanced and reconstituted annually. The Index is compiled and calculated by FTSE International Limited (“FTSE”) in conjunction with Research Affiliates LLC (“RA”), and the method of calculating the components of the Index is subject to change.

It is the fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets in stocks included in the Index.

The fund may use an “indexing” investment approach, which attempts to replicate, before expenses, the performance of the

1 Index ownership — “FTSE®” is trademark of The Financial Times Limited and the London Exchange Plc and is used by the fund under license. “Research Affiliates”, “Fundamental Index” and “RAFI” are trademarks of Research Affiliates LLC (“RA”). Schwab Fundamental US Small-Mid Company Index Fund is not sponsored, endorsed, sold or promoted by FTSE or RA, and FTSE and RA do not make any representation regarding the advisability of investing in shares of the fund.

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Index by purchasing a basket of securities that compose the Index. Using this approach, the investment adviser seeks a correlation of 0.95 or better between the fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The fund expects to generally invest in the stocks composing the Index in proportion to their weightings in the Index. However, it is possible that the investment adviser may determine to utilize instead a “sampling” methodology in seeking to achieve the fund’s objective. Sampling means that the investment adviser uses quantitative analysis to select stocks from the Index universe to obtain a representative sample of stocks that resembles the Index in terms of key risk factors, performance attributes and other characteristics.

Like many index funds, the fund also may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the Index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund can gain market exposure and potentially offset a portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

Principal risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Investment Style Risk. The fund invests in smaller companies within the U.S. stock market, as measured by the Index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the Index.

Small- and Mid-Cap Risk. Historically, mid- and small-cap stocks have been riskier than large-cap stocks. Mid-and small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when mid- and small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — the fund’s small- and mid-cap holdings could reduce performance.

Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Sampling Index Tracking Risk. The fund does not fully replicate the benchmark index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the securities in its benchmark index.

Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.

Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabfunds.com/prospectus. On October 27, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund, and the fund no longer offered multiple classes of shares. The performance and financial history of the fund is that of the fund’s former Institutional Shares. Accordingly, the past

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performance information of the fund’s former Institutional Shares is shown below.

 Annual total returns (%) as of 12/31

Best quarter: 35.25% Q2 2009     Worst quarter: (29.42%) Q4 2008

 Average annual total returns (%) as of 12/31/09

		Since
		Inception
	1 year	(4/2/07)
Before taxes	52.71%	(3.90%	)
After taxes on distributions	52.55%	(4.06%	)
After taxes on distributions and sale of shares	34.46%	(3.33%	)
Comparative Index (reflects no deduction for expenses or taxes)
FTSE RAFI US Mid Small 1500 Index	55.74%	(2.73%	)

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.

Investment adviser

Charles Schwab Investment Management, Inc.

Portfolio managers

Larry Mano, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He has been a portfolio manager of the fund since April 2007.

Ron Toll, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He has been a portfolio manager of the fund since February 2009.

Purchase and sale of fund shares

The fund is open for business each day that the New York Stock Exchange is open. When you place intermediary orders to purchase, exchange or redeem fund shares through Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:

•	by telephone at 1-800-407-0256; or

•	by mail in writing at Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors.

Tax information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

Payments to financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Schwab Funds®

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Schwab Fundamental US Small-Mid Company Index Fund; Ticker symbol SFSNX

Summary Prospectus July 2, 2010	4 of 4	Schwab Fundamental US Small-Mid Company Index Fund